FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Income:
Interest on cash equivalents	$ 88	$ 24	$ 90
Gain and interest on available-for-sale marketable securities, net	386	528	554
Interest on bank deposits	$ 82	77	211
Expenses:
Interest on short-term credit and bank commissions		(68)	(254)
Foreign currency translation adjustments, net	$ (389)	(1,249)	(575)
Financial income, net	$ 167	$ (688)	$ 26